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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): January 24, 2002



                                NATCO Group Inc.

             (Exact Name of Registrant as Specified in its Charter)


              DELAWARE                               ___________                            22-2906892
      (State of Incorporation)                (Commission File Number)                     (IRS Employer
                                                                                        Identification No.)

   2950 North Loop West, 7th Floor
            Houston, Texas                                                  77092
(Address of Principal Executive Offices)                                 (Zip Code)



       Registrant's Telephone Number, Including Area Code: (713) 683-9292

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ITEM 5.  OTHER EVENTS

                  On January 24, 2002, NATCO Group Inc. issued a press release announcing the Company's earnings outlook for the fourth quarter of 2001 and management's expectation for fiscal 2002. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press Release, dated January 24, 2002


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 30, 2002
                                            NATCO Group Inc.



                                        By: /s/ J. MICHAEL MAYER
                                            ------------------------------------
                                            J. Michael Mayer
                                            Senior Vice President and
                                            Chief Financial Officer


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                                INDEX TO EXHIBITS

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
EXHIBIT
NUMBER                     DESCRIPTION
------                     -----------
99.1            Press Release, dated January 24, 2002
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